ForeInvestors Choice Variable Annuity – I Share

Supplement Dated March 29, 2022

to your Prospectus Dated May 3, 2021

Effective February 28, 2022, the Current Expenses and the Current Expenses + Fund Facilitation Fee are updated for the below listed Sub-Accounts. Accordingly, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the below referenced Sub-Accounts listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

DFA VA International Value Portfolio – Institutional

•	Current Expenses: 0.28%
•	Current Expenses + Fund Facilitation Fee: 0.63%

DFA VA U.S. Large Value Portfolio – Institutional

•	Current Expenses: 0.21%
•	Current Expenses + Fund Facilitation Fee: 0.56%

DFA VA U.S. Targeted Value Portfolio – Institutional

•	Current Expenses: 0.29%
•	Current Expenses + Fund Facilitation Fee: 0.64%

This Supplement should be retained for future reference.

FIC-I-032922-FC